UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 12, 2024
Direct Digital Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41261	87-2306185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1310 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 402-1051
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	DRCT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

Since December 3, 2024, the end of the period covered by the most recent Report filed on any of Forms 8-K, 10-K or 10-Q by Direct Digital Holdings, Inc. (“Company”), through December 12, 2024, the Company sold 220,000 shares of its Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”) for an aggregate of $182,843 in cash consideration after a total discount of $7,619. This Form 8-K is being filed because the aggregate number of shares of Class A Common Stock sold in unregistered transactions exceeds five percent (5%) of the total number of such shares issued and outstanding as of December 3, 2024.

The sales of Class A Common Stock referred to herein were made to New Circle Principle Investments LLC (“New Circle”) pursuant to the previously disclosed Equity Reserve Facility under the Share Purchase Agreement (the “Purchase Agreement”) with New Circle. In the Purchase Agreement, New Circle represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)). The securities referred to in this Current Report on Form 8-K were issued and sold in reliance upon the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
        Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2024, the Company and each of Mark Walker, the Company’s Chief Executive Officer, and Keith Smith, the Company’s President (the “Executives”) entered into rescission agreements (the “Rescission Agreements”) to effect the Executives’ voluntary request to rescind (i) all shares of Class A Common Stock issued to the Executives in 2024 in respect of the following restricted stock units (“RSUs”): (a) the cliff-vesting RSU award granted to each Executive on March 20, 2023, which award relates to 40,000 shares of Class A Common Stock per Executive; and (b) the first installment of the 3-year vesting RSU award granted to each Executive on March 20, 2023, which installment relates to 9,970 shares of Class A Common Stock per Executive (collectively, the “Affected RSUs”); and (ii) the Affected RSUs themselves.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 18, 2024 (Date)	Direct Digital Holdings, Inc. (Registrant)

/s/ DIANA P. DIAZ
Diana P. Diaz Chief Financial Officer